Vessels, net	6 Months Ended
Jun. 30, 2021
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]	Vessels
At June 30, 2021 the Company finance leased one Kamsarmax vessel. During December 2020, the Company’s Board of Directors authorized the Company, as part of its transition to a sustainable future, to sell its remaining dry bulk vessels and exit the dry bulk sector during 2021. As a result of this decision, the Company classified all of its remaining fleet as held for sale at December 31, 2020.
The Company’s vessel serves as collateral against an existing financing obligation.

Owned or Finance Leased Vessels

Vessel Name	Year Built	DWT	Vessel Type
SBI Samba	2015	84,000	Kamsarmax
Total Kamsarmax		84,000
Total Owned or Financed Leased Vessels DWT		84,000